MGI PHARMA, INC.

NOTES TO FINANCIAL STATEMENTS

EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MGI PHARMA, INC. (the “Company”) on form 10-K for the period ended December 31, 2004 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, William C. Brown, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer
March 10, 2005